EXHIBIT 24

POWER OF ATTORNEY

Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints JOHN R. SIMON, HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, and ERIC A. MONTIZAMBERT, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Annual Report on Form 10-K for the year ended December 31, 2016 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, we have signed these presents this 15th day of February, 2017.

/s/ Lewis Chew	/s/ Forrest E. Miller
Lewis Chew /s/ Anthony F. Earley, Jr.	Forrest E. Miller /s/ Eric D. Mullins
Anthony F. Earley, Jr. /s/ Fred J. Fowler	Eric D. Mullins /s/ Rosendo G. Parra
Fred J. Fowler /s/ Maryellen C. Herringer	Rosendo G. Parra /s/ Barbara L. Rambo
Maryellen C. Herringer /s/ Richard C. Kelly	Barbara L. Rambo /s/ Anne Shen Smith
Richard C. Kelly /s/ Roger H. Kimmel	Anne Shen Smith /s/ Barry Lawson Williams
Roger H. Kimmel /s/ Richard A. Meserve	Barry Lawson Williams
Richard A. Meserve
POWER OF ATTORNEY

Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints JOHN R. SIMON, HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, and ERIC A. MONTIZAMBERT, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Annual Report on Form 10-K for the year ended December 31, 2016 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, we have signed these presents this 15th day of February, 2017.
/s/ Lewis Chew	/s/ Eric D. Mullins
Lewis Chew /s/ Anthony F. Earley, Jr.	Eric D. Mullins /s/ Rosendo G. Parra
Anthony F. Earley, Jr. /s/ Fred J. Fowler	Rosendo G. Parra /s/ Barbara L. Rambo
Fred J. Fowler /s/ Maryellen C. Herringer	Barbara L. Rambo /s/ Anne Shen Smith
Maryellen C. Herringer /s/ Richard C. Kelly	Anne Shen Smith /s/ Nickolas Stavropoulos
Richard C. Kelly /s/ Roger H. Kimmel	Nickolas Stavropoulos /s/ Barry Lawson Williams
Roger H. Kimmel /s/ Richard A. Meserve	Barry Lawson Williams /s/ Geisha J. Williams
Richard A. Meserve /s/ Forrest E. Miller	Geisha J. Williams
Forrest E. Miller